EXHIBIT J

                               CONSENT OF KPMG LLP

                       CONSENT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors
Kirr, Marbach Partners Funds, Inc.:

We consent to the use of our report incorporated herein by reference and the references to our firm under the headings "Financial Highlights" in the Prospectus and "Independent Accountants" in the Statement of Additional Information.

                                                /s/ KPMG LLP

Chicago, Illinois
January 28, 2004